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                             [CERTIFICATE OF STOCK]

      COMMON STOCK                                     COMMON STOCK
        [NUMBER]                                         [SHARES]
INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE


                                   MEDIALINK
                             WORLDWIDE INCORPORATED

THIS CERTIFIES THAT                                          CUSIP 58445P 10 5





is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

---------------------- MEDIALINK WORLDWIDE INCORPORATED -----------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and the amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents and agrees to be bound.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ J Graeme McWhirter
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
AND ASSISTANT SECRETARY

[MEDIALINK WORLDWIDE INCORPORATED SEAL]

/s/ Laurence Moskowitz
PRESIDENT, CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                 TRANSFER AGENT
                                                                 AND REGISTRAR,
BY


                                                             AUTHORIZED OFFICER

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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common


UNIF GIFT MIN ACT -- ___________________ Custodian ___________________
                            (Cust)                       (Minor)

                     under Uniform Gifts to Minors

                     Act _____________________________________________
                                           (State)


    Additional abbreviations may also be used though not in the above list.

     For Value Received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                                     ]

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_____________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________

____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________


_____________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,

          WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.